Exhibit 10.15
CirTran Corporation
Form 10-KSB

Neil A. Kaplan (Bar No. 3974)
Walter A. Romney, Jr. (Bar No. 7975)
CLYDE SNOW SESSIONS & SWENSON
One Utah Center, 13th Floor
201 South Main Street
Salt Lake City, Utah 84111-2216
Telephone: (801) 322-2516
   Attorneys for Future Electronics Corporation
_____________________________________________________________________

           IN THE THIRD JUDICIAL DISTRICT COURT IN AND FOR

                   SALT LAKE COUNTY, STATE OF UTAH
______________________________________________________________________
_____

FUTURE ELECTRONICS                      :
CORPORATION, a Massachusetts      :
Corporation,                            :
                                        :    CONFESSION OF JUDGMENT
     Plaintiff,                   :
                                        :
     vs.                          :
                                         :
CIRTRAN CORPORATION,
a Nevada Corporation, and         :
IEHAB HAWATMEH, an individual,          :
                                        :
     Defendants.                  :
______________________________________________________________________
_____

     Pursuant to Utah Code Ann.  78-22-3 and Rule 58A (f) of the Utah

Rules of Civil Procedure, Cirtran Corporation ("Cirtran") and Iehab

Hawatmeh ("Hawatmeh"), individually, now and hereafter authorize entry of judgment against them in favor of Future Electronics Corporation

("Future"), as follows:

     1.   Subject to the adjustment, if any, as set forth in paragraph

4, below, that judgment be entered in favor of Future and against

Cirtran and Hawatmeh, jointly and

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severally, for the sum of

$575,000.00, together with pre-judgment and post-judgment interest as allowed by law, and all court costs and reasonable attorneys' fees incurred by or on behalf of Future in this matter and in enforcing this Confession of Judgment through obtaining an order and judgment as herein authorized or in seeking to collect upon the same.

     2.   Subject to the adjustment, if any, as set forth in paragraph

4, below, that judgment be entered in favor of Future and against

Cirtran for the additional sum of $71,283.96, together with pre-

judgment and post-judgment interest as allowed by law, and all court costs and reasonable attorneys' fees incurred by or on behalf of

Future in this matter and in enforcing this Confession of Judgment through obtaining an order and judgment as herein authorized or in seeking to collect upon the same.

     3.   This Confession of Judgment is for money due and owing and is unconditional and irrevocable by Cirtran and/or Hawatmeh.

     4.   Future is authorized to file this Confession of Judgment

with the above entitled Court, along with an affidavit attesting to the amount paid, if any, by Cirtran under the Settlement Agreement and

Release of All Claims dated as of the 3rd day of November, 2000, by and among Cirtran, Hawatmeh and Future, and to any remaining amount due and owing by Cirtran and Hawatmeh, including principal, interest,

costs and reasonable attorneys' fees, and to obtain, ex-parte, a judgment, substantially in the form as attached hereto as Exhibit "1,"

against Cirtran and Hawatmeh for the full amount herein authorized and owing.

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     Dated this 3rd day of November, 2000.


Approved as to form:                                        CIRTRAN
                                        CORPORATION
                                        a Nevada corporation
DURHAM JONES & PINEGAR


/s/ Jeffrey M. Jones
                                             By: /s/ Iehab Hawatmeh
/s/ David L. Arrington                       Its: President


Attorneys for Cirtran Corporation
and Iehab Hawatmeh



                                        /s/ Iehab Hawatmeh
                                        IEHAB HAWATMEH, individually


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